UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – May 19, 2020

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive	Northville	Michigan	48168
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 24, 2020, certain subsidiaries of Cooper-Standard Holdings Inc. (the “Company” or “we”), namely CS Intermediate Holdco 1 LLC, Cooper-Standard Automotive Inc. (the “U.S. Borrower”), Cooper-Standard Automotive Canada Limited, Cooper-Standard Automotive International Holdings B.V. and certain subsidiaries of the U.S. Borrower, entered into Amendment No. 1 to the Third Amended and Restated Loan Agreement (the “ABL Facility”) dated as of November 2, 2016 (the “Third Restatement Date”) with certain lenders, Bank of America, N.A., as agent (the “Agent”), and other parties thereto.

On May 18, 2020, the U.S. Borrower and the Agent entered into Amendment No. 2 to the ABL Facility (the “Amendment”).  The Amendment corrects a scrivener’s error in the omission of an indebtedness basket permitting the indebtedness incurred on the Third Restatement Date as a fixed asset facility.

Item 7.01 Regulation FD Disclosure.

On May 19, 2020, in connection with a private offering (the “Offering”) of $250 million aggregate principal amount of senior notes due 2024 (the “Notes”) by our wholly-owned subsidiary Cooper-Standard Automotive Inc. (the “Issuer”), we disclosed certain information to prospective investors in a preliminary offering memorandum dated May 19, 2020, which information is contained in this Item 7.01. The Issuer intends to use the net proceeds from the Offering for general corporate purposes, including to further increase its liquidity.

Recent Developments

Update Regarding COVID-19 Pandemic and Company Responses:

In March 2020, our automotive customers elected to shut down their manufacturing operations in regions around the world outside of China. As a result, we correspondingly shut down our automotive manufacturing operations in all regions other than China. Although our automotive manufacturing operations generally did not realize revenue while our facilities were shut down, we continued to incur significant operating and non-operating expenses associated with these facilities. As of May 18, 2020, all of our automotive plants in Asia Pacific are operating with increasing capacity, but are manufacturing at levels lower than before the shutdown. Our automotive plants in Europe and North America have begun to ramp up to support automotive customer restarts and we anticipate that production will increase steadily throughout the second quarter of 2020 for our North America, Europe and South America facilities in conjunction with production resuming for our customers in those regions. Our non-automotive plants  continue to operate. Based on releases issued by our customers, we currently expect to increase production to 80% of the levels prior to the shut-down by June 30, 2020. Our sales are generally based upon purchase orders issued by customers, with updated releases for volume adjustments, which may fluctuate based on market conditions. These orders may also be terminated by our customers at any time, and if such cancellations occur, we may not restart production at levels we currently anticipate.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth therein by specific reference to such filing.

Item 8.01 Other Events.

On May 19, 2020, the Company issued a press release to announce that the Issuer commenced the Offering.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Forward-looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Our use of words “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “outlook,” “guidance,” “forecast,” or future or conditional verbs, such as “will,” “should,” “could,” “would,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, we cannot assure you that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. Among other items, such factors may include: the impact, and expected continued impact, of the recent COVID-19 outbreak on our financial condition and results of operations; significant risks to our liquidity presented by the COVID-19 pandemic; prolonged or material contractions in automotive sales and production volumes; our inability to realize sales represented by awarded business; escalating pricing pressures; loss of large customers or significant platforms; our ability to successfully compete in the automotive parts industry; availability and increasing volatility in costs of manufactured components and raw materials; disruption in our supply base; competitive threats and commercial risks associated with our diversification strategy through Advanced Technology Group; possible variability of our working capital requirements; risks associated with our international operations, including changes in laws, regulations and policies governing the terms of foreign trade, such as increased trade restrictions and tariffs; foreign currency exchange rate fluctuations; our ability to control the operations of our joint ventures for our sole benefit; our substantial amount of indebtedness; our ability to obtain adequate financing sources in the future; operating and financial restrictions imposed on us under our debt instruments; the underfunding of our pension plans; significant changes in discount rates and the actual return on pension assets; effectiveness of continuous improvement programs and other cost savings plans; manufacturing facility closings or consolidation; our ability to execute new program launches; our ability to meet customers’ needs for new and improved products; the possibility that our acquisitions and divestitures may not be successful; product liability, warranty and recall claims brought against us; laws and regulations, including environmental, health and safety laws and regulations; legal proceedings, claims or investigations against us; work stoppages or other labor disruptions; the ability of our intellectual property to withstand legal challenges; cyber-attacks, data privacy concerns, other disruptions in or the inability to implement upgrades to, our information technology systems; the possible volatility of our annual effective tax rate; changes in our assumptions as a result of IRS issuing guidance on the Tax Cuts and Jobs Act; the possibility of a failure to maintain effective controls and procedures; the possibility of future impairment charges to our goodwill and long-lived assets; our dependence on our subsidiaries for cash to satisfy our obligations; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission.

You should not place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date of this Current Report on Form 8-K and we undertake no obligation to publicly update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except where we are expressly required to do so by law.

This Current Report on Form 8-K also contains estimates and other information that is based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and “Part II. Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, as updated by our subsequent filings with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:
Exhibit 99        Press release dated May 19, 2020.
Exhibit 104        The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Cooper-Standard Holdings Inc.

/s/ Joanna M. Totsky
Name:	Joanna M. Totsky
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: May 19, 2020